UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2021

Date of reporting period: June 30, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN EMERGING MARKETS FUND

SEMI-ANNUAL REPORT

06.30.21

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2021

Table of Contents
Shareholders’ Letters	1

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending June 30, 2021

						Since Fund’s Inception†
	6 months	1-year	3-year *	5-year *	10-year *	Cumulative**	Annualized

CIPSX	9.59%	46.81%	13.21%	16.97%	13.17%	523.00%	11.66%

Russell 2000	17.24%	62.03%	13.51%	16.46%	12.33%	354.91%	9.56%

CIPMX	13.81%	44.38%	20.99%	20.07%	15.41%	444.71%	13.93%

Russell Midcap	16.65%	49.80%	16.43%	15.61%	13.22%	317.22%	11.60%

†   Champlain Small Company Fund inception date: 11/30/04

     Champlain Mid Cap Fund inception date: 06/30/08

*   Return has been annualized.

** Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

During the past six months, both funds performed well on an absolute basis though they lagged noticeably on a relative basis, particularly our Small Company Fund. The Small Company Fund was buffeted more severely by the investment process-based headwinds related to investors’ enthusiasm for cyclical companies exposed to stimulus checks and infrastructure spending, reopening, low priced shares, and “meme” stocks. Noticeably weaker relative stock selection in the consumer and technology sectors that was unrelated to the process-based headwinds also explains a portion of the Small Company Fund’s weaker relative returns as compared to the Mid Cap Fund’s relative returns. While several factors perennially expressed by our investment process’ bias for high quality (e.g., High Gross Margin, Low ROE Volatility, and Low Share Price Volatility) underperformed during the period due to notable weakness in the first quarter, some started to rebound during the second quarter. Importantly, the relative performance for both funds over the past three years remains in their respective cloud of historical 3-year relative returns, though the Mid Cap Fund is clearly in a more favorable position.

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The key portfolio metrics that best represent our investment process still affirm that both funds are focused on reliable, growing (relevant), and relatively more profitable and less asset intensive businesses. We expect both funds to continue to increase gross profits faster than the average small and mid cap company and do so in a more capital-efficient manner over the next 3-year period. However, we recognize that other attributes might matter more in the months or quarters ahead given the uncertainties surrounding any new policies that come out of Washington. Based on the trailing twelve-month free cash flow yield, the Small Company Fund remains slightly more expensive than the Russell 2000 benchmark and the Mid Cap Fund also is slightly more expensive than its Russell Midcap benchmark. Though the long-term absolute return potential for these funds has probably been diminished somewhat given the strong absolute returns for small and mid cap stocks this period, the long-term relative return potential for both funds has likely improved.

Technology

Over the past six months, the Small Company Fund’s technology holdings lagged the Russell 2000 Information Technology sector, primarily due to stock selection in software. Specifically, New Relic and Yext had the most significant negative impact on relative performance.

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

New Relic’s products make it easier for software engineers to instrument everything and better understand their digital systems. Its efforts to simplify its product lineup and reposition itself have weighed on the stock over the past several quarters. We are, however, encouraged by the early returns for the new go-to-market strategy as well as the recent additions to its executive suite. While Yext continues to deliver strong results, management’s guidance and commentary have been cautious regarding a challenging macro environment and the effects of COVID-19 on their end markets, specifically with small businesses and international markets. The company’s Answers product, which has a long runway for growth, continues to gain traction as the company hones its sales practices for this enhanced search solution for its customer’s websites.

We initiated a position in Sumo Logic, a unified cloud platform for advanced analytics and machine-learning. It provides the tools needed to uncover and resolve issues quickly for rapid troubleshooting across an enterprise through integrated logs, metrics, traces and events. We reintroduced Qualys to the portfolio, a position we exited early in the third quarter of 2020. The concerns we had about potential near-term headwinds associated with new product adoption as well as succession planning have been resolved satisfactorily in our minds, while spending for cybersecurity remains robust. We exited our remaining position in Pluralsight. In December 2020, Vista Equity Partners announced an agreement to acquire Pluralsight leading us to exit our remaining position and reallocate that capital to other holdings at attractive discounts to our estimate of Fair Value.

Over the past six months, the Mid Cap Fund’s technology holdings outperformed the Russell Midcap Information Technology sector, but our overweight was a drag as the sector underperformed the broad benchmark. We initiated three new positions: Asana, Anaplan, and Zendesk. Asana is a cloud-based software platform for work management that helps teams orchestrate work from daily tasks to cross-functional strategic initiatives. The company also provides project management and workflow management solutions. Asana’s software integrates with Microsoft Teams, Outlook, Salesforce, Slack, Gmail, and others to improve an organization’s productivity and increase job satisfaction by helping people hit their deadlines and accomplish goals. Anaplan provides connected planning software to large enterprises. Connected planning allows multiple operational areas in an organization – such as sales, finance, supply chain, human resources, marketing, and operations – to build models to address different business use-cases and collaborate on the planning process. Zendesk provides software solutions that help companies deliver a better customer service experience. The company’s platform enables enterprises to easily capture their customers’ voices, find the best answers for their customers, communicate through the appropriate channel, and share knowledge throughout the organization. Zendesk provides a powerful tool that we expect to become table stakes for companies that compete on customer service.

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We re-initiated a position in Verisk Analytics, a proprietary data and informed analytics provider offering subscription-based analytics to the insurance, healthcare, financial services, energy, and risk management end markets. We also initiated a position in CoStar Group. CoStar’s proprietary database and workflow solutions enable customers to analyze, interpret, and gain insight into market conditions and centrally complete mission-critical property management functions. Both CoStar and Verisk are classified within the Professional Services Industry/Industrials Sector, but we view them both as scarce and valuable technology platforms given their ability to leverage proprietary data with a “build-it-once, sell-it-multiple times” model.

During the period, it was announced that Thoma Bravo would acquire Proofpoint. Proofpoint’s flagship email security product is a leader in the industry. As the stock neared the announced acquisition price, we exited the position. We also exited our remaining position in Q2 Holdings during the period. There was no change in our thesis, and we continue to hold Q2 Holdings in our small cap strategy, but this holding faced stiff competition for capital particularly from Asana. Due to market capitalization considerations, we also reduced the ServiceNow position.

Even after allowing for a pandemic-related pause in the first quarter of 2020, the past year and a half saw an accelerated rate of cloud computing adoption. While most companies now understand the need to invest, few might recognize the competitive advantage likely to accrue if they embrace the changing workplace paradigm.

Today, much of the conversation is centered around the nature and future of work and speculation about what might constitute a new normal. For workers with the ability to conduct work remotely, the crisis has fueled a remarkable shift toward more flexible work, empowering skilled talent and enabling the separation of geographic location with workplace contribution. The software industry was at the vanguard of this transition. The broad adoption/normalization of a new technology toolset (video conferencing platforms, digital collaboration software, cloud-based project management tools, scalable security) has transformed the way most people expect to work. We see a long adoption cycle ahead for the tools and infrastructure that empower human capital with more efficiency, job satisfaction, and flexibility.

Industrials and Materials

The Small Company Fund’s industrials and materials holdings underperformed the same sectors in the Russell 2000 as stock selection did not overcome strong benchmark returns. Benchmark performance was driven by highly cyclical industries which our investment process excludes, notably Airlines, Road & Rail, Construction & Engineering, and Metals &

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Mining. While we exited Welbilt in the fourth quarter of 2020 well off its early 2020 lows, the company agreed to be acquired by Ali Group in the second quarter of 2021 at a meaningfully higher price. While hindsight suggests we made a mistake with our sale, time will tell if Ali Group overpaid.

We initiated three new positions in the first quarter. ESCO Technologies is a diversified manufacturer of specialized/engineered products for demanding applications where the cost of failure is high. Gibraltar Industries, like ESCO, is a diversified manufacturer with a strong balance sheet and a leading manufacturer and installer of solar racking systems, foundation technology, and electrical balance of system components for the community as well as the commercial and industrial solar market. Finally, Transcat is the leading third-party calibration service provider, focused primarily on the life sciences market. Remaining disciplined to the process we deleted Generac due to market cap and RBC Bearings due to valuation. We also eliminated H.B. Fuller modestly below our estimate of Fair Value due to concerns about their ability to hold margins while raw material costs are rising rapidly.

The Mid Cap Fund’s industrials and materials holdings also underperformed the same sectors in the Russell Midcap as stock selection did not overcome the strong benchmark return. Like the small cap universe, the benchmarks’ performance was meaningfully influenced by the highly cyclical industries which our investment process excludes notably Airlines, Road & Rail, Construction & Engineering, and Metals & Mining. Generac was a top five contributor to the Fund as the company reported a historic first quarter with 67% year-over-year organic revenue growth and 149% growth in EBITDA. The company recently announced the acquisition of Deep Sea Electronics (DSE), a designer and manufacturer of control products for generators. DSE is strategically important to Generac’s vision of “Grid 2.0”, where there will be less reliance on the traditional grid/utility model and more reliance on distributed energy resources (DERs). As DERs proliferate into micro-grids, the control and management of these applications will become much more complex and DSE is uniquely positioned to solve this puzzle.

The only new holding added during the period was Graco. Graco manufactures equipment used to move, measure, control, and dispense many different types of materials. While offering somewhat similar technology to current holdings Nordson and IDEX, Graco has a different end market mix. We have remained on the sidelines for several years because of valuation; a modest pullback in the shares coupled with a steady increase in our estimate of Fair Value gave us the opportunity we wish we had taken a long time ago to own this high-quality franchise.

Our focus on problem solvers and innovators, a hallmark of our investment process and industrial sector factor, typically leads to companies with strong pricing power. So, while

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

inflationary and supply chain pressures were discussed by many of our holdings during the second quarter, we have confidence in these management teams and business models to manage through and even benefit from an inflationary period by controlling costs where they can and raising prices as appropriate. We see potential for material capital deployment from many of our holdings in 2021 as our collection of “portfolio managers” generated substantial cashflow in 2020, enter 2021 with strong balance sheets, and have highlighted M&A execution as a priority. In total, there was over $10 billion of capital deployed by our Mid Cap holdings this period.

Consumer

The Small Company Fund’s process-driven underweight in the consumer discretionary sector and weak stock selection in consumer staples drove underperformance in consumer during the period. This strategy experienced meaningful headwinds from its lack of exposure to AMC Entertainment Holdings and GameStop, whose shares were up over 2,000% and 1,000% during the period, respectively. This strategy’s largest food products holdings, including Lancaster Colony and Hostess Brands, failed to keep pace during the period as encouraging fundamental progress was tempered by short-term cost pressures and re-opening volatility. We remain optimistic on the long-term prospects for these holdings to improve operations, gain market share, and grow their platforms of brands in meaningful categories. The position in TreeHouse Foods was also a headwind in the period as higher input costs put a heavy reliance on the company’s ability to raise prices on their products, an effort that has historically been difficult. While improved operations, streamlined product offering, and better customer relationships should allow the company to achieve their pricing objectives over time, we recognize there could be increased volatility in the near-term given the current inflationary environment. We also are encouraged by the involvement of activist investor Jana Partners. Investor optimism on re-opening and the return to normalcy fueled a rebound in shares of Sally Beauty Holdings. MGP Ingredients’ acquisition of Luxco, Inc., a branded beverage alcohol company, drove strong performance during the period as it meaningfully expanded MGP’s branded spirits business. We introduced Central Garden & Pet, a leading innovator, producer, and distributor of branded and private label lawn & garden and pet supplies products. We exited the position in Shake Shack in late January above our estimate of Fair Value, then took advantage of weakness in shares to re-start a small position in June. Valuation warranted exiting the position in Freshpet, while upcoming difficult sales comparisons and increased input costs led us to exit the position in B&G Foods within proximity to our Fair Value estimate. We added to Wingstop on weakness related to fears of higher chicken wing costs as the company’s industry-leading unit growth, sector-high digital penetration, and asset-light franchise model are reasons to look beyond any near-term commodity cost pressures.

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The Mid Cap Fund’s process-driven overweight of the consumer staples sector more than offset positive stock selection within consumer discretionary to drive underperformance in consumer during the period. We found compelling value in the consumer staples sector during the period as near-term investor fears related to difficult sales comparisons and inflationary cost pressures tampered enthusiasm for the industry. Specifically, we re-introduced Hormel Foods and McCormick & Company, two high-quality staples companies who have both recently acquired valuable assets. Additionally, we started a new position in Clorox as we were drawn to the company’s strong brand leadership in attractive and diverse categories, exceptional financial returns, and underleveraged and liquid balance sheet. We exited the positions in Campbell’s Soup and TreeHouse Foods as we always seek to increase exposure to the highest-quality companies when we do not need to sacrifice much if any valuation discount. Performance in shares of Advance Auto Parts was strong in the period as the company is now poised to reap the margin expansion benefits of their numerous efficiency and profitability initiatives. While we remain optimistic on the long-term prospects for Ulta Beauty and Tractor Supply, we trimmed the positions due to valuation and started a new position in Leslie’s, the only national scale direct-to-consumer brand in the pool and spa care industry. Leslie’s enjoys consistent demand, given 80% of sales are non-discretionary, and the significant backlog for new pool builds should provide a long growth runway.

Financials and Real Estate

The Small Company Fund’s financial holdings underperformed over the last six months as the market’s preference for low-quality beneficiaries of the “reflation trade” created selection headwinds within our well-capitalized asset-sensitive banks. While our banks were up almost 18% as a group, the banks in the benchmark rallied 25% as macro conditions improved enough to support some of the riskier lenders and more transactional business models. Enthusiasm waned towards the end of the period however as interest rates pulled back from their sharp move higher earlier in the year. While the discounts to our estimates of Fair Value have improved slightly, we remain cautious toward banks having trimmed several positions in recent quarters on “re-opening” enthusiasm. We were also surprised by the announced acquisition of long-term holding Bryn Mawr Bank by WSFS Financial, although the price seems fair. Bryn Mawr was thought to be ahead of similar sized peers when it comes to technology, yet both management teams highlighted the need for scale and more investment in this area as one rationale for the deal. While property & casualty insurance holding James River Group was down significantly for the period, we added to our position as we believe the company has taken the appropriate steps to remedy recent underwriting mistakes. The pressure stemmed mostly from a loss related to business they used to write for a well-known ride-sharing client. While this issue has been frustrating, we believe new CEO Frank D’Orazio, who came from prior holding Allied World, has substantially neutralized

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

the risk of the ride-sharing business which should allow the company to focus on better opportunities. We also introduced a new position this period in BRP Group, a fast-growing insurance brokerage platform that came public in October 2019. Importantly, BRP’s management strikes us as sincere and highly capable. While we like the core commercial insurance brokerage business, the fast growing and disruptive software platform they have developed that expedites the market for renters’ insurance captures our attention. The product integrates seamlessly with large property management software providers which lowers customer acquisition costs materially and allows each new policy to generate positive cash flow almost immediately.

The Mid Cap Fund’s financials also underperformed over the last six months as strong gains for SVB Financial, Northern Trust, and Tradeweb Markets were more than offset by weak stock selection from our insurance holdings and a lack of exposure to a strong rebound in the consumer finance industry. While SVB’s position as the market leader in lending to the venture capital industry and “innovation economy” has been a boon in recent years, we trimmed our position near our estimate of Fair Value. We have also made more modest trims over the last six months in Northern Trust, Tradeweb, and Cullen/Frost Bankers. No doubt much higher interest rates and/or a steeper curve would put upward pressure on our estimates; however, what if the path of least resistance for interest rates is lower or for the curve to flatten? This may not be the current consensus view, but we find it interesting that each time the Federal Reserve tapered quantitative easing measures following the Great Financial Crisis, long-term interest rates subsequently declined.

Health Care

Health care was the strongest contributor to the performance of the Small Company Fund this period, due to our process exclusion of speculative biotechnology companies partially offset by weaker stock selection in equipment & supplies. Specifically, our holdings Avanos Medical, Cardiovascular Systems, and Integra Lifesciences relatively underperformed during the first six months of the year.

We initiated four new positions in the Small Company Fund during the period: Steris, Outset Medical, Veracyte, and Pulmonx. Steris, a former holding, completed its acquisition of long-time holding Cantel Medical in June and is a leader in infection prevention and sterilization solutions for hospitals, surgery centers, biopharma companies, medical device OEMs, and research labs. The acquisition of Cantel adds increased scale in endoscopy disinfection and provides exposure to the large and growing dental infection prevention market. Based on the company’s highly profitable and leading infection prevention and sterilization franchise and the stock’s attractive discount to our estimate of Fair Value, we kept the Steris shares received through the transaction although we recognize its market capitalization will likely

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

preclude a long holding period. Outset Medical is a medical device company focused on disrupting the US dialysis market with its dialysis system, Tablo, which is preferred by patients and providers, simpler to use, cheaper to operate, and more mobile than its competition. The company has a high recurring revenue model due to disposables used during every treatment, which ought to create visibility and high returns. Veracyte is a diagnostics company with a rapidly expanding menu of genomic cancer tests. The company’s technology uses genomic information and machine learning to improve care by providing a definitive and timely diagnosis in difficult-to-diagnose cancers, thereby avoiding unnecessary invasive and expensive procedures. The company’s current tests address eight of the top ten cancers including breast, lung, prostate, and thyroid, among others. Pulmonx is a medical device company that has a minimally invasive stent/valve treatment for emphysema. The procedure allows the most diseased lobes of a patient’s lungs to “deflate” while enabling the healthier lobes of the lung to expand and work more efficiently. The company’s global addressable market exceeds $12 billion although the market’s development is still in the very early stages.

Health care also was the largest contributor to the relative performance of the Mid Cap Fund this period due to the fund’s relative outperformance within the life science tools and services industry. We also initiated four new positions in the Mid Cap Fund during the period: Steris, Tandem Diabetes Care, Maravai LifeSciences, and Abcam PLC. In contrast to the Small Company Fund, we added to our weight in Steris around the acquisition closing as its market capitalization is more suited for this strategy. Tandem is a medical device company that manufactures and markets insulin pumps worldwide. The company’s current pump, the t:slim X2 with Control IQ technology, is a smaller tubed pump that incorporates DexCom’s continuous glucose monitor (CGM) readings to provide the patient with an “automated insulin delivery device” that keeps blood glucose in a tighter range than pumps that don’t incorporate the CGM readings. Pump utilization in both Type I and Type II diabetics has a long runway for growth. Maravai is a life science tools company that manufactures critical products for biopharmaceutical development, impurity testing during drug production, and that detects protein expression in tissue. The company’s CleanCap product is used in manufacturing mRNA vaccines and therapeutics and is included in Pfizer/BioNTech’s COVID-19 vaccine, among others. We believe the success of mRNA vaccine development for COVID-19 is very promising for further mRNA product development in the coming years. Abcam is an underappreciated UK-based leader in the development, manufacture and distribution of antibodies used for research. The company is currently investing to expand its offering outside of research antibodies in an effort to accelerate long-term growth and profitability. We exited our small position in Envista Holdings during the second quarter as the stock approached our estimate of Fair Value and redeployed the capital into holdings with greater discounts.

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We continue to strive to own health care companies that improve outcomes and/or lower costs amidst a backdrop where an aging worldwide population keeps utilization and demand for such products strong. In the post-pandemic world, we expect healthcare procedure volumes and utilization to rebound back to pre-pandemic levels relatively soon. We suspect at least some of the many COVID-19 induced safety and disinfection protocols will become permanently embedded into societal norms and Steris should benefit from this shift.

Closing Thoughts

While some investors may have strong opinions about the “growth vs. value” and “transitory vs. secular” inflation debates, we continue to see an uncertain and hard to predict macro environment. Indeed, macro trends are rarely correctly forecasted on a consistent basis. Therefore, we do not make top-down decisions based on any forecast of the economic cycle, fiscal policy, or monetary policy. We do not try to “rotate” our clients’ capital between styles and sectors, or in and out of highly cyclical companies. We do rebalance away valuation risk and are not afraid to admit to mistakes or upgrade quality. We remain focused on the consistent execution of our investment process, which is anchored to the fundamental philosophy of owning good to great businesses (the companies that are likely to win the next decade) at a discount to our assessment of their intrinsic or Fair Value.

Our process favors the kind of company that is reliable, all-weather, and earns high returns or has the potential to soon earn high returns without employing excessive leverage. Though we seek out superior management teams, we first look for business models that are highly resistant to short periods of mismanagement. The best businesses generate strong gross margins and are highly efficient with capital. Indeed, when we examine book value compounding and the recent history for write offs in an aggregated manner, we see tangible evidence that the management teams of our funds’ holdings do a much better job of allocating capital relative to their respective benchmarks. In the small cap and mid cap arena, good to great businesses may not presently generate high returns on equity or capital but their high gross margins and realistic potential to scale may inform us about the likelihood of them becoming high return businesses or strategic acquisitions.

Underpinning our faith in the kinds of companies in which we invest our clients’ capital is the idea that we are purchasing ownership in the future prosperity and free cash flow of those businesses. We do not count on the Greater Fool Theory hoping other investors will come along and pay much higher prices, although sometimes that does happen. We give ourselves some margin for error by using a discount rate that combines a 3.25% “risk-free” rate (not the current Ten-Year Treasury Bond yield) and add to that a Champlain Company Risk Premium that reflects our judgement about the relative quality and reliability of the business model, industry, and management as well as other factors. Though we seldom expect to experience a meaningful nominal dividend, we expect most of our holdings to become the kinds of businesses that will be

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

capable of returning significant capital to shareholders someday or become important contributors to the free cash flow of larger strategic buyers who do pay dividends.

We know some investors whose holdings pay dividends that now yield more than 100% on the cost of some of their lots. While our investment universe and the guidelines we use for both funds do not focus our efforts on such outcomes, we think it is a helpful mental model. Given today’s shortage of yield or investment income, we expect that our holdings will continue to find a strong relative bid from those who seek future income, growth of income, and strategic buyers.

We are reluctant to put much weight on sector/industry returns during historical periods of inflation as the small number of companies in the industries/sectors and the impact from outliers suggest the data may not be as significant or relevant to today as some might hope. As well, the complexion or nature of the economy, industries, and business models have evolved. Indeed, the accelerating productivity gains from technology (e.g. cloud computing, Artificial Intelligence/Machine Learning, and 5G) and the amount of outstanding debt within both the U.S. and global economies suggest investors might face as much or more risk of a secular deflationary impulse than a secular inflationary one. Nonetheless, because high unexpected inflation or a related currency crisis can be so devastating to all equities and because hedges often become prohibitively expensive once a threat is perceived by many to be present, investors might consider keeping some perennial inflation hedges in place but only if they have high potential to offer more protection than reliable high gross margin, relatively asset-light and labor-light businesses with pricing power.

Although we close our letters similarly each time, please know that we remain truly humbled by and deeply grateful for the trust you have demonstrated through your investment in our Small Company and/or Mid Cap Funds.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Diversification does not protect against market loss. A company may reduce or eliminate its dividend, causing losses to the fund.

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for the Champlain Emerging Markets Fund (CIPDX).

Performance for the periods ending June 30, 2021

					Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	Cumulative**	Annualized

CIPDX	11.21%	51.91%	19.34%	16.76%	75.29%	8.59%

MSCI Emerging Markets Index	7.63%	40.90%	11.26%	13.02%	46.40%	5.75%

†   Champlain Emerging Markets Fund inception date: 09/08/14

*   Return has been annualized.

** Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

The Champlain Emerging Markets Fund appreciated by 11.21%, net of fees, during the January 1, 2021 through June 30, 2021 reporting period. The MSCI Emerging Markets index appreciated by 7.63% during the same period.

Despite headwinds from the more cyclical sectors in the benchmark (i.e., materials and energy), outperformance during the review period resulted from favorable stock selection, particularly in the financials and communication services sectors. China was a meaningful contributor with strong performance in the strategy’s health care and industrial holdings offsetting weakness in the well-known internet companies. We are mindful of the evolving regulatory environment in China that is intended to modernize and enforce regulatory oversight of emerging and rapidly-growing industries including fintech, edutech, e-commerce, and medical devices and drugs. In most cases, we find our holdings are adapting effectively and do not anticipate long-term structural changes to our investment theses. Russia and South Korea were two other large positive contributors due to stock selection and our holdings in these two countries tend to be indirect beneficiaries of a more classic cyclical rally. India was a detractor to performance due to ongoing COVID-19 impacts and generally being more sensitive to a commodity upcycle given its reliance on imported commodities. We continue to monitor our weight in India, but wide discounts to our Fair Value estimates give us confidence in our current positioning.

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The strategy’s portfolio attributes affirm that the companies we own demonstrate faster growth, have higher gross and operating profitability, and have been delivering better returns on capital than the benchmark. Combine this with a comfortable discount to our estimate of Fair Value for the strategy collectively, and we believe the value opportunity remains compelling for investors with a long-term focus.

Consumer

The strategy’s consumer holdings were a detractor to relative performance during the six-month period. Increased regulatory oversight intended to promote fair competition and rational pricing specifically impacted our Chinese e-commerce holdings. Although we do not envision long-term structural damage to the business models of any of our holdings, we are mindful that these regulations may create a more competitive landscape and potentially impact short-term margins and cash flow. We continue to believe that e-commerce generally is well-positioned to continue gaining market share and that competition is forcing management teams to reimage how goods and services are delivered to consumers. In fact, as management teams look for innovative ways to expand beyond traditional e-commerce, new business models, such as community group purchase, are emerging. In China, 70% of fresh groceries are still sold through traditional wet markets, but that is now being disrupted by the community purchase platforms that allow for fresh groceries and other daily necessities to be pre-ordered in bulk by a group and delivered the next day to individual households or nearby pickup centers. Traditional distributors and retailers are disintermediated, thereby allowing for lower prices with the benefits accruing to the buyers. The strategy’s holdings Alibaba, Meituan, and JD.com (all China) are all accelerating investments in logistics infrastructure, warehouse capacity, product category expansion, and customer acquisition to build out meaningful community group purchase businesses to address this shift. We are closely monitoring the competitive landscape and the investments required to gain scale, but given the large addressable market, we believe our holdings are especially well-placed to benefit from the incremental long-term growth and took advantage of near-term price weakness to add weight back to Meituan and JD.com at wide discounts to Fair Value after having trimmed these positions last year.

We started a new position in Ozon (Russia), one of Russia’s largest e-commerce companies that is quickly taking market share from traditional retail. The Russian e-commerce market is fragmented and underpenetrated but expanding rapidly, partly due to the impacts of the COVID-19 pandemic. Ozon’s legacy business is as a first-party (1P) operator acting as an online retailer but in 2018 launched a third-party (3P) business selling directly to consumers via its own marketplace, and this 3P channel now accounts for half of the company’s products sold. The company has several attributes that we favor, including its fulfillment and

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

delivery infrastructure, flexibility in offering its users different digital payment options, wide product assortment, as well as convenient and trustworthy delivery services. We also added weight to MercadoLibre (Argentina) on broad price weakness and to Brazilian education software holding Arco Platform (Brazil), as we believe Arco will benefit as student enrollments begin to normalize from COVID-19 impacts.

In consumer staples, we started a new position in Sichuan Teway Food Group (China), which we also own in our emerging markets small cap strategy. Sichuan Teway is a branded condiment company specializing in ready-to-use seasonings and sauces used both at home and in restaurants, the latter of which is benefiting from increased demand as restaurants look to standardize food preparation and improve food safety. Condiment companies often fit our investment process as well-known brands create taste preferences that drive recurring purchases and enjoy pricing power and high returns on capital. Elsewhere, we trimmed Wuliangye Yibin (China) as shares approached our Fair Value estimate, exited Heineken (Netherlands) due to concerns about potentially intensifying competition in its growth markets and ongoing margin headwinds that we believe could take years to fully digest, and added to existing holdings LG Household & Health Care (Korea) and Avenue Supermarts (India) on improving growth outlooks for both companies.

Information Technology and Communication Services

The strategy’s information technology holdings contributed positively to relative performance, led by IT service companies EPAM Systems (U.S.) and Tata Consulting Services (India), which are benefiting from an accelerated shift to digital that is forcing companies to invest in technology infrastructure in order to stay competitive. Our investment process for IT services favors companies with capabilities in digital transformation and cybersecurity, which we expect to continue to benefit as the importance of these underlying drivers are now more apparent to companies globally. We added to both positions during the review period. We also added to semiconductor holding Silergy (Taiwan), which was a positive contributor during the review period and is well-positioned to benefit from China’s push toward self-sufficiency in semiconductor design and manufacturing.

We started positions in Agora (China) and Realtek Semiconductor (Taiwan), both of which we also own in our small cap strategy, and Brazilian payments company PagSeguro (Brazil). Agora is a Chinese enterprise software company specializing in video communication with a core offering that enables its enterprise customers to embed video functionality directly into their own applications. We see a variety of new use-cases, including live streaming, and an addressable market that is only increasing as enterprises look to stay connected with users digitally. Realtek is a fabless chip design company focused on communication products including Wi-Fi and Bluetooth-enabled devices. We like the company’s structural growth

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

opportunity as the penetration of connected devices continues to rise and more semiconductors are needed in everyday items, ranging from consumer and industrial products to medical devices. Moreover, Realtek is also poised to benefit from the automobile Ethernet port and switch market, which has the potential to provide significant growth in future years. PagSeguro is a payments company in Brazil targeting fragmented and underserved small and micro merchants. Complementing its profitable merchant acquiring business, PagSeguro launched a digital bank that is targeting its existing small and micro merchants, many of which were previously unbanked. We believe PagSeguro is in the early stages of building a strong double-sided financial services ecosystem that will benefit from increasing penetration of digital payments and improving financial inclusion in Brazil.

Communication services was also a positive contributor to relative performance as holdings Kakao Corp (Korea) and Sea Ltd (Singapore) outperformed. Our process favors companies that benefit from network effects and Kakao fits this framework as it continues to effectively layer new products and services leveraging its core chat application. As shares of Kakao approached our Fair Value estimate, we trimmed the position to manage valuation risk. Sea has similarly strong network effects and is a primary reason we started to build a new position this period. Sea has a rapidly growing and profitable video game publishing business in core markets of Southeast Asia, India, and Brazil and is reinvesting cash flow from its gaming business to build out an e-commerce platform primarily in Southeast Asia where it now holds the largest market share in several countries. As its e-commerce business gains scale, we expect continued improvements in margins as the company begins to monetize the traffic on its platform. We added to gaming companies NetEase (China) and NCsoft (Korea) on price weakness that was likely the result of investors rotating away from COVID-19 pandemic beneficiaries.

Health Care

The strategy’s health care holdings contributed positively to relative performance during the period due to strong selection, led by price strength in Chinese holdings Wuxi Biologics (China) and WuXi AppTec (China). Both companies are well-positioned to enable their clients to efficiently research, develop, and commercialize innovative drugs – a priority for China’s drive toward self-sufficiency and a common goal for global biopharmaceutical companies. Both also highlight our preference for enablers of drug development rather than companies shouldering product-specific risks. We made a small trim in Wuxi Biologics early in the review period in order to manage valuation risk. We added to AK Medical (China) after re-underwriting the position and concluding that the price decline, which was caused in part by uncertainty regarding China’s national volume-based procurement program, was overdone and that the majority of price concession would be felt by distributors rather than manufacturers, and that innovative products are likely to be less affected than their mature counterparts.

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We started a new position in New Horizon Health (China), a pioneer in the colorectal cancer (CRC) early screening market, in both this and our emerging markets small cap strategy. The company’s key product, ColoClear, is a proprietary, non-invasive, multi-target, FIT-DNA test and the first (and only) multi-target molecular cancer screening test approved in China. Due to its preventability, long progression timeline, and curability, CRC is a cancer that is especially appropriate for early screening. There are 120 million patients who are considered high risk for CRC in China, yet only 9.5 million are currently being screened via colonoscopy procedures. Given ColoClear is a non-invasive test that can be administered at home, we believe it offers a compelling means of early detection that could ultimately help reduce overall health care expenditures in China.

Financials and Real Estate

The financial sector was a meaningful contributor to relative performance in the period, led by digital banks TCS Group (Russia) and Banco Inter (Brazil), both of which we trimmed to manage position size despite a long-term view that remains favorable. TCS Group, operator of Tinkoff Bank in Russia, is one of the few digital banks globally to operate at levels of profitability far higher than traditional banks. Moreover, despite a strong retail orientation, Tinkoff proved the durability of its business model last year, generating a near-40% return on equity and growing profits in every quarter despite challenges from the COVID-19 pandemic. We are especially encouraged by recent corporate governance reforms, which likely contributed to strong performance in the period, and continue to see a pathway to achieve the company’s target of 20 million users in the next three years. Banco Inter’s recent financial results continue to demonstrate the benefits of its comprehensive digital financial services platform in Brazil, with strong adoption across core banking, credit cards, insurance, asset management, and e-commerce. The company is still early in its development and management continues to invest margins back into the business to expand the product offering and acquire customers. We believe at scale and over time the business can generate meaningfully higher operating margins. We also trimmed OTP Bank (Hungary), another strong contributor to relative performance, as shares traded close to our Fair Value estimate on continued execution of the company’s expansion into adjacent geographies through thoughtful acquisitions.

In Hong Kong, we added weight to AIA Group (Hong Kong) as we become increasingly positive on the company’s prospects in mainland China, which presents a large and under-served life and health insurance market, and trimmed Hong Kong Exchanges & Clearing (Hong Kong) on price strength and a narrowing discount to our Fair Value estimate. We also added weight to Bajaj Finance (India) and Bank Central Asia (Indonesia) as both financial companies are navigating COVID-19 well with market share gains and are well-positioned to

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

benefit from a resumption of credit growth. In Latin America, we added to XP (Brazil), as XP continues to gain market share in its core wealth management business, and exited Credicorp (Peru) due to our concerns that external factors – including a near-zero policy rate, ongoing political turmoil, and a margin-dilutive government-sponsored lending program – play too large a role in the risk-reward profile moving forward.

The real estate sector was a modest detractor to relative performance as KE Holdings (China) – China’s largest offline-to-online brokerage platform – modestly underperformed due to regulatory risk associated with data privacy and its large database of Chinese property. We made a small add to our position as the discount to Fair Value widened, and would only look to add further weight if we get clarity on how the Chinese government may regulate the company’s online platform business.

Industrials, Materials, & Energy

The strategy’s industrial sector holdings were a positive contributor to relative performance, while the energy and materials sector holdings were detractors. Within industrials, our process steers us toward asset-light business models that provide the “picks and shovels” – often to cyclical, asset-intensive customers. L&T Technology (India) supplies engineering expertise to a variety of industries but has most recently benefitted from a resumption in global automotive and oil-related customer activity. Other top contributors included Hefei Meyer Optoelectronic (China), a producer of imaging equipment in the food, dental, and health care sectors, which was our largest contributor after management indicated that it anticipates increased orders in the second half of the year as dentists start to re-open their offices. Voltronic Power Technology (Taiwan), a manufacturer of uninterruptible power supplies, benefited from a moderation in raw material inflation that allowed recent price increases to normalize margins. Airtac’s (Taiwan) end-markets – concentrated in the growing categories of industrial technology, renewable energy, and factory automation – contributed to the company’s increase in backlog and extended order visibility. Given this outlook, we added to our position at an attractive discount to our Fair Value estimate. Finally, we added to Shenzhen Inovance Technology (China) which is benefiting from its strategy of diversifying its end markets including adding a fast-growing electric vehicle component business that exceeded our expectations in growth and margins.

The materials sector detracted from relative performance during the period as the commodity-oriented companies our strategy typically avoids created a particularly acute headwind. Our process seeks to avoid the boom-and-bust cycles that often define commodity investing. While difficult to watch during boom cycles, history informs us that not only do these cycles demand impeccable timing, they also entice management teams to over allocate capital at peak prices, resulting in stranded assets and capital destruction when the cycle turns. Our materials sector

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

factors keep us at a distance, and direct us toward technology or consumer-like materials companies that solve problems, have pricing power, and are rewarded with high and stable profit margins, eschewing the need to time the cycle correctly. SKSHU Paint (China), China’s second-largest domestic paint business, was a positive contributor and we trimmed the position to manage valuation risk. We used price strength early in the review period to also trim Asian Paints (India) as shares traded near our Fair Value estimate and to manage the position size. Our investment process seeks to manage risk through balancing position size with valuation and as discounts to our Fair Value estimates narrow and position size expands, we generally prefer trimming positions sizes to manage overall risk.

Our lone holding in energy, Reliance Industries (India), was a modest detractor to performance. At its most recent annual general meeting, Reliance committed to becoming a net-zero-carbon company by 2035 through substantial investment into the renewable value chain. For short-term investors, we believe this could be frustrating due to how recently the company achieved net-zero debt after years of heavy investment into its digital service and retail businesses. However, the recognition of the global energy transition to renewables is poignant and necessary when considering the business from a longer-term investment perspective. Short-term catalysts remain on the horizon though, such as a partial equity sale of its oil-to-chemicals business to Saudi Aramco, foreshadowed by the recent appointment of Aramco’s Chairman Yasi Al-Rumayyan to its Board of Directors.

Closing Thoughts

As economies globally normalize, economic activity is sure to pick up, but the pace of normalization will likely be varied across the world. In the U.S., cash handouts, bailouts, and other forms of socialized stimulus may lead to meaningfully higher inflation, at least in the short term. Investors are worried that rising inflation will push global interest rates higher, which negatively impacts valuations of long-duration assets (such as growth stocks) by reducing the value of future cash flows. Meanwhile, for many years value stocks have suffered relative to their growth counterparts as abnormally low interest rates globally encouraged moral hazard and inflated valuations of growth stocks, especially in the U.S. As interest rates normalize, sharp and sudden reversals from growth to value can be painful, especially for investors with shorter-term time horizons. Therefore, a normalization of global economic activity should coincide with tighter fiscal and monetary policy, but this may also portend faster revenue and earnings growth for many companies. Beyond this narrative, there are numerous other variables – including fiscal balance sheets that differ from country to country, local monetary policies that vary between countries (i.e., Brazil and Russia have already begun tightening regimes), and rapidly changing economic structures that rely more on technology than previous cycles – that may impact the stickiness and durability of inflation and interest rates in a wide variety of countries.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Thankfully, our investment process is not reliant on forecasting interest rates, currency moves, or inflation and, instead, is based on the philosophy that owning shares in companies is a long-term proposition that supersedes economic cycles. That is, we try to envision what a company’s revenue, earnings, and cash flow will look like ten years from now and then we discount those future cash flows backward to ascertain a Fair Value estimate of the company today. If we can purchase shares at a discount to the Fair Value estimate, we improve our probability of success. And, importantly, buying high quality companies – those with durable business models, lasting competitive advantages, above-average margins, high returns on capital, ample reinvestment opportunities, and that are managed by sincere and capable teams – increases the margin of safety even further. High quality companies tend to get stronger in more challenging economic environments, despite short-term stock price volatility. This process by its very nature is long-term oriented, and consequently, we are not swayed by short-term narratives or macroeconomic forecasts.

On behalf of all the partners and associates at CIP, we remain humbled by and grateful for the trust you have demonstrated through your investment in our Emerging Markets Fund.

Sincerely,

Russell E. Hoss, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Foreign investments present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small-cap stocks also are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The fund is non-diversified.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

Alpha is a term used in investing to describe a strategy’s ability to beat the market or its edge.

Beta measures the broad market’s overall volatility or risk.

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is the measure of profits.

MSCI Emerging Markets Index The MSCI Emerging Markets Index measures the performance of mid and large cap companies across 26 countries classified as emerging markets. The index includes approximately 1,150 constituents and covers approximately 85% of the free float-adjusted market capitalization in each country.

Return On Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Russell 2000 Index The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Index The Russell Midcap Index measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index representing approximately 31% of the total market capitalization of that index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JUNE 30, 2021
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

John Bean Technologies	3.07%
CONMED	2.54%
Integra LifeSciences Holdings	2.47%
Evoqua Water Technologies	2.45%
New Relic	2.43%
Simply Good Foods	2.42%
Lancaster Colony	2.38%
MSA Safety	2.37%
Medallia	2.21%
Hostess Brands, Cl A	2.19%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JUNE 30, 2021
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Asana, Cl A	2.99%
AMETEK	2.93%
Fortive	2.89%
Workday, Cl A	2.64%
Advance Auto Parts	2.60%
Waters	2.59%
Edwards Lifesciences	2.44%
Generac Holdings	2.40%
Everest Re Group	2.40%
Arthur J Gallagher	2.33%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JUNE 30, 2021
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Taiwan Semiconductor Manufacturing	6.62%
Tencent Holdings	5.78%
Alibaba Group Holding	4.97%
Reliance Industries	4.25%
Wuxi Biologics Cayman	3.23%
JD.com, Cl A	2.64%
AIA Group	2.64%
HDFC Bank	2.63%
TCS Group Holding PLC	2.56%
Meituan, Cl B	2.45%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JUNE 30, 2021
(Unaudited)

COUNTRY ALLOCATION **

China	38.46%
India	17.17%
Taiwan	12.72%
Brazil	5.51%
South Korea	5.28%
Hong Kong	4.08%
Russia	3.45%
Argentina	2.36%
Singapore	2.31%
United States	1.77%
Hungary	1.71%
Mexico	1.64%
Indonesia	1.47%
United Kingdom	1.36%
South Africa	0.71%

**Percentages are based on total investments.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JUNE 30, 2021
(Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.2%

	Shares	Value
COMMUNICATION SERVICES — 1.8%
John Wiley & Sons, Cl A	1,115,000	$67,100,700

CONSUMER DISCRETIONARY — 5.7%
National Vision Holdings *	760,000	38,858,800
Sally Beauty Holdings *	2,100,000	46,347,000
Shake Shack, Cl A *	100,000	10,702,000
Wingstop	360,000	56,746,800
Wolverine World Wide	1,815,000	61,056,600

		213,711,200

CONSUMER STAPLES — 13.2%
Central Garden and Pet, Cl A *	377,500	18,233,250
elf Beauty *	1,760,000	47,766,400
Hostess Brands, Cl A *	5,065,000	82,002,350
J&J Snack Foods	275,000	47,962,750
Lancaster Colony	460,000	89,014,600
MGP Ingredients	675,000	45,657,000
Simply Good Foods *	2,480,000	90,544,800
TreeHouse Foods *	1,050,000	46,746,000
Utz Brands, CI A	1,135,000	24,731,650

		492,658,800

FINANCIALS — 13.1%
Argo Group International Holdings	1,000,000	51,830,000
BRP Group, Cl A *	915,000	24,384,750
Bryn Mawr Bank	470,000	19,829,300
Community Bank System	450,000	34,042,500
CVB Financial	1,230,000	25,325,700

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JUNE 30, 2021
(Unaudited)

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
German American Bancorp	609,475	$22,672,470
Independent Bank	710,000	53,605,000
James River Group Holdings	900,000	33,768,000
Palomar Holdings *	385,000	29,052,100
Prosperity Bancshares	560,000	40,208,000
Selective Insurance Group	700,000	56,805,000
Stock Yards Bancorp	420,000	21,373,800
UMB Financial	640,000	59,558,400
Washington Trust Bancorp	350,000	17,972,500

		490,427,520

HEALTH CARE — 23.0%
AtriCure *	730,000	57,910,900
Avanos Medical *	1,208,370	43,948,417
Cardiovascular Systems *	1,605,000	68,453,250
CONMED	690,000	94,826,700
Envista Holdings *	375,000	16,203,750
Globus Medical, Cl A *	715,000	55,433,950
Inspire Medical Systems *	310,000	59,910,600
Integra LifeSciences Holdings *	1,355,000	92,465,200
Masimo *	80,000	19,396,000
Omnicell *	285,000	43,163,250
Outset Medical *	555,000	27,738,900
Penumbra *	205,000	56,182,300
Prestige Consumer Healthcare *	985,000	51,318,500
Pulmonx *	495,000	21,839,400
STERIS PLC	312,529	64,474,733
Tactile Systems Technology *	820,000	42,640,000
Vapotherm *	705,000	16,666,200
Veracyte *	720,000	28,785,600

		861,357,650

INDUSTRIALS — 18.6%
Albany International, Cl A	140,000	12,496,400
Altra Industrial Motion	1,195,000	77,698,900
Barnes Group	1,310,000	67,137,500
CSW Industrials	260,000	30,799,600
ESCO Technologies	375,000	35,178,750
Evoqua Water Technologies *	2,715,000	91,712,700
Gibraltar Industries *	334,875	25,554,311
John Bean Technologies	805,000	114,809,100

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JUNE 30, 2021
(Unaudited)

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
MSA Safety	535,000	$88,585,300
Ritchie Bros. Auctioneers	1,115,000	66,097,200
Standex International	310,000	29,422,100
Transcat *	110,000	6,216,100
TriMas *	1,570,000	47,618,100

		693,326,061

INFORMATION TECHNOLOGY — 19.6%
Blackbaud *	785,000	60,107,450
BlackLine *	415,000	46,177,050
Envestnet *	415,000	31,481,900
Medallia *	2,445,000	82,518,750
New Relic *	1,355,000	90,744,350
Pure Storage, Cl A *	3,615,000	70,600,950
Q2 Holdings *	665,000	68,215,700
Qualys *	270,000	27,186,300
SailPoint Technologies Holdings *	1,075,000	54,900,250
Sumo Logic *	1,470,000	30,355,500
Tenable Holdings *	1,465,000	60,577,750
Workiva, Cl A *	510,000	56,778,300
Yext *	3,800,000	54,302,000

		733,946,250

MATERIALS — 3.2%
Chase	150,000	15,391,500
Innospec	390,000	35,337,900
Sensient Technologies	775,000	67,084,000

		117,813,400

TOTAL COMMON STOCK (Cost $2,634,111,986)		3,670,341,581

CASH EQUIVALENTS** — 1.8%
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 0.010%	20,000,000	20,000,000
Goldman Sachs Square Treasury Instruments Fund, Institutional Shares, 0.006%	48,140,614	48,140,614

TOTAL CASH EQUIVALENTS (Cost $68,140,614)		68,140,614

TOTAL INVESTMENTS — 100.0% (Cost $2,702,252,600)		$3,738,482,195

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JUNE 30, 2021
(Unaudited)

Percentages are based on Net Assets of $3,737,354,525.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of June 30, 2021.

Cl — Class

PLC — Public Limited Company

As of June 30, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the six months ended June 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JUNE 30, 2021
(Unaudited)

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.4%
	Shares	Value
CONSUMER DISCRETIONARY — 8.3%
Advance Auto Parts	865,000	$177,446,100
Leslie’s *	2,640,000	72,573,600
Planet Fitness, Cl A *	510,000	38,377,500
Terminix Global Holdings *	1,688,530	80,559,766
Tractor Supply	610,000	113,496,600
Ulta Beauty *	245,000	84,713,650

		567,167,216

CONSUMER STAPLES — 12.5%
Church & Dwight	970,000	82,663,400
Clorox	710,000	127,736,100
Hershey	810,000	141,085,800
Hormel Foods	1,365,000	65,178,750
JM Smucker	1,045,000	135,400,650
Lamb Weston Holdings	1,160,000	93,565,600
Lancaster Colony	165,000	31,929,150
McCormick	960,000	84,787,200
Molson Coors Beverage, Cl B *	1,680,000	90,199,200

		852,545,850

FINANCIALS — 11.6%
Arthur J Gallagher	1,135,000	158,990,800
Cullen/Frost Bankers	710,000	79,520,000
Everest Re Group	650,000	163,806,500
Northern Trust	850,000	98,277,000
Prosperity Bancshares	975,000	70,005,000
SVB Financial Group *	168,000	93,480,240

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JUNE 30, 2021
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Tradeweb Markets, Cl A	1,525,000	$128,954,000

		793,033,540

HEALTH CARE — 24.4%
Abcam PLC ADR	1,260,000	23,990,400
Align Technology *	225,000	137,475,000
Bio-Rad Laboratories, Cl A *	135,000	86,979,150
Bio-Techne	230,000	103,559,800
Catalent *	720,000	77,846,400
Cooper	243,000	96,293,610
DENTSPLY SIRONA	2,480,000	156,884,800
Edwards Lifesciences *	1,613,000	167,058,410
Integra LifeSciences Holdings *	1,825,000	124,538,000
Maravai LifeSciences Holdings, Cl A *	1,750,000	73,027,500
Masimo *	480,000	116,376,000
STERIS PLC	516,000	106,450,800
Tandem Diabetes Care *	785,000	76,459,000
Veeva Systems, Cl A *	340,000	105,723,000
Waters *	512,560	177,145,862
West Pharmaceutical Services	95,000	34,114,500

		1,663,922,232

INDUSTRIALS — 17.8%
AMETEK	1,500,000	200,250,000
Clarivate PLC *	4,410,000	121,407,300
CoStar Group *	500,000	41,410,000
Fortive	2,830,000	197,364,200
Generac Holdings *	395,000	163,984,250
Graco	266,825	20,198,652
IDEX	395,000	86,919,750
Nordson	490,000	107,559,900
Rockwell Automation	315,000	90,096,300
Toro	1,100,000	120,868,000
Verisk Analytics, Cl A	370,000	64,646,400

		1,214,704,752

INFORMATION TECHNOLOGY — 21.8%
Anaplan *	1,255,000	66,891,500
Asana, Cl A *	3,300,000	204,699,000
Medallia *	4,075,000	137,531,250
New Relic *	950,000	63,621,500

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JUNE 30, 2021
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — continued
Okta, Cl A *	445,000	$108,882,600
Palo Alto Networks *	380,000	140,999,000
Pure Storage, Cl A *	4,275,000	83,490,750
ServiceNow *	110,000	60,450,500
Smartsheet, Cl A *	1,445,000	104,502,400
Splunk *	360,000	52,048,800
Synopsys *	330,000	91,010,700
Workday, Cl A *	755,000	180,248,700
Zendesk *	470,000	67,839,800
Zscaler *	565,000	122,073,900

		1,484,290,400

MATERIALS — 2.0%
AptarGroup	960,000	135,206,400

TOTAL COMMON STOCK
(Cost $4,440,372,523)		6,710,870,390

CASH EQUIVALENTS** — 1.8%
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 0.010%	20,000,000	20,000,000
Goldman Sachs Square Treasury Instruments Fund, Institutional Shares, 0.006%	107,128,830	107,128,830

TOTAL CASH EQUIVALENTS
(Cost $127,128,830)		127,128,830

TOTAL INVESTMENTS — 100.2%
(Cost $4,567,501,353)		$6,837,999,220

Percentages are based on Net Assets of $6,821,746,877.

*	Non-income producing security.
**	Rate reported is the 7-day effective yield as of June 30, 2021.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of June 30, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the six months ended June 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JUNE 30, 2021
(Unaudited)

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.5%

	Shares	Value
ARGENTINA — 2.3%
MercadoLibre *	153	$238,342

BRAZIL — 4.4%
Arco Platform, Cl A *	1,615	49,516
B3 - Brasil Bolsa Balcao	29,145	97,288
Pagseguro Digital, Cl A *	2,815	157,415
XP, Cl A *	3,285	143,062

		447,281

CHINA — 38.3%
Agora ADR	2,325	97,557
AK Medical Holdings	58,355	102,946
Alibaba Group Holding *	17,690	501,143
Dada Nexus ADR *	3,725	108,062
Foshan Haitian Flavouring & Food, Cl A	3,770	75,237
Hefei Meyer Optoelectronic Technology, Cl A	15,515	133,889
JD.com, Cl A *	6,770	266,237
KE Holdings ADR *	2,515	119,915
Meituan, Cl B *	5,995	247,339
NetEase	8,815	199,664
New Horizon Health *	3,110	31,717
Sangfor Technologies, Cl A	2,880	115,655
Shenzhen Inovance Technology, Cl A	13,012	149,544
Shenzhen Mindray Bio-Medical Electronics, Cl A	2,160	160,476
Sichuan Teway Food Group, Cl A	12,738	58,018
SKSHU Paint, Cl A	3,458	94,191
Tencent Holdings	7,745	582,432
Venus MedTech Hangzhou, Cl H *	10,095	84,170

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JUNE 30, 2021
(Unaudited)

COMMON STOCK — continued

	Shares	Value
CHINA — continued
Wuliangye Yibin, Cl A	1,770	$81,602
WuXi AppTec, Cl H	10,485	244,781
Wuxi Biologics Cayman *	17,780	325,797
Yum China Holdings	1,475	97,719

		3,878,091

HONG KONG — 4.1%
AIA Group	21,425	266,231
Hong Kong Exchanges & Clearing	2,435	145,112

		411,343

HUNGARY — 1.7%
OTP Bank *	3,205	172,754

INDIA — 17.1%
Asian Paints	3,740	150,581
Avenue Supermarts *	3,135	141,043
Bajaj Finance *	2,815	227,830
Bandhan Bank *	23,020	102,279
HDFC Bank	13,165	265,301
Kotak Mahindra Bank *	4,390	100,749
L&T Technology Services	3,165	123,615
Reliance Industries	15,085	428,349
Tata Consultancy Services	4,265	191,977

		1,731,724

INDONESIA — 1.5%
Bank Central Asia	71,375	148,288

MEXICO — 1.6%
Wal-Mart de Mexico	50,435	164,929

RUSSIA — 3.4%
Ozon Holdings PLC ADR *	1,545	90,568
TCS Group Holding PLC GDR	2,945	257,687

		348,255

SINGAPORE — 2.3%
Sea ADR *	850	233,410

SOUTH AFRICA — 0.7%

Clicks Group	4,135	71,150

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JUNE 30, 2021
(Unaudited)

COMMON STOCK — continued

	Shares	Value
SOUTH KOREA — 5.3%
Kakao	1,360	$196,848

Koh Young Technology	5,050	106,727

LG Household & Health Care	65	101,700

NCsoft	175	127,425

		532,700

TAIWAN — 12.7%
Airtac International Group	4,130	159,345

Realtek Semiconductor	7,175	130,045

Silergy	1,080	146,907

Taiwan Semiconductor Manufacturing	31,255	667,446

Voltronic Power Technology	3,710	179,092

		1,282,835

UNITED KINGDOM — 1.3%
Unilever PLC ADR	2,335	136,598

UNITED STATES — 1.8%
EPAM Systems *	350	178,836

TOTAL COMMON STOCK
(Cost $6,810,901)		9,976,536

PREFERRED STOCK — 1.1%

BRAZIL — 1.1%
Banco Inter †	20,670	107,926

TOTAL PREFERRED STOCK
(Cost $32,605)		107,926

TOTAL INVESTMENTS — 99.6%
(Cost $6,843,506)		$10,084,462

Percentages are based on Net Assets of $10,126,608.

*	Non-income producing security.
†	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JUNE 30, 2021
(Unaudited)

GDR — Global Depositary Receipt

PLC — Public Limited Company

The following is a list of the inputs used as of June 30, 2021, in valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$238,342	$–	$–	$238,342
Brazil	447,281	–	–	447,281
China	3,793,921	84,170	–	3,878,091
Hong Kong	411,343	–	–	411,343
Hungary	172,754	–	–	172,754
India	1,731,724	–	–	1,731,724
Indonesia	148,288	–	–	148,288
Mexico	164,929	–	–	164,929
Russia	348,255	–	–	348,255
Singapore	233,410	–	–	233,410
South Africa	71,150	–	–	71,150
South Korea	532,700	–	–	532,700
Taiwan	1,282,835	–	–	1,282,835
United Kingdom	136,598	–	–	136,598
United States	178,836	–	–	178,836

Total Common Stock	9,892,366	84,170	–	9,976,536
Preferred Stock
Brazil	–	107,926	–	107,926

Total Preferred Stock	–	107,926	–	107,926

Total Investments in Securities	$9,892,366	$192,096	$–	$10,084,462

During the six months ended June 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2021
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $2,702,252,600, $4,567,501,353 and $6,843,506, respectively)	$3,738,482,195	$6,837,999,220	$10,084,462
Foreign Currency, at Value (Cost , $–, $– and $1,127, respectively)	–	–	1,125
Cash	–	–	117,729
Receivable for Capital Shares Sold	4,312,416	7,894,304	1,000
Receivable for Dividends	2,204,765	2,499,883	6,867
Reclaim Receivable	–	6,800	21
Receivable from Advisor	–	–	15,103
Prepaid Expenses	49,377	59,969	13,289

Total Assets	3,745,048,753	6,848,460,176	10,239,596

Liabilities:
Payable due to Investment Adviser	2,449,687	3,852,594	–
Payable for Investment Securities Purchased	2,262,375	15,706,594	30,813
Payable for Capital Shares Redeemed	1,921,672	6,232,300	–
Payable due to Transfer Agent	625,657	327,609	9,229
Payable due to Administrator	186,582	336,387	501
Payable due to Distributor — Advisor Shares	155,972	86,886	2,947
Payable due to Trustees	4,476	8,300	12
Chief Compliance Officer Fees Payable	874	2,125	–
Accrued Foreign Capital Gains Tax on Appreciated Securities	–	–	62,097
Other Accrued Expenses	86,933	160,504	7,389

Total Liabilities	7,694,228	26,713,299	112,988

Net Assets	$3,737,354,525	$6,821,746,877	$10,126,608

NET ASSETS CONSIST OF:
Paid-in Capital	$2,585,181,292	$4,196,956,206	$6,094,975
Total Distributable Earnings	1,152,173,233	2,624,790,671	4,031,633

Net Assets	$3,737,354,525	$6,821,746,877	$10,126,608

ADVISOR SHARES:
Net Assets	$492,435,836	$340,616,307	$7,056,393
Shares Issued and Outstanding (unlimited authorization — no par value)	19,599,058	12,086,699	413,666
Net Asset Value, Offering and Redemption Price Per Share	$25.13	$28.18	$17.06

INSTITUTIONAL SHARES:
Net Assets	$3,244,918,689	$6,481,130,570	$3,070,215
Shares Issued and Outstanding (unlimited authorization — no par value)	127,188,528	223,629,499	179,680
Net Asset Value, Offering and Redemption Price Per Share	$25.51	$28.98	$17.09

Amounts designated as “—” are $0.

N/A - Not Applicable

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
FOR THE SIX MONTHS ENDED
JUNE 30, 2021 (Unaudited)

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Investment Income
Dividends	$10,155,525	$19,911,984	$37,048
Less: Foreign Taxes Withheld	(63,690)	(1,700)	(13,407)

Total Investment Income	10,091,835	19,910,284	23,641

Expenses
Investment Advisory Fees	14,079,416	21,658,605	43,440
Administration Fees	1,073,571	1,893,258	2,971
Distribution Fees — Advisor Shares	600,618	399,816	8,605
Trustees’ Fees	9,850	17,287	27
Chief Compliance Officer Fees	2,135	3,618	153
Transfer Agent Fees	2,081,839	1,583,601	31,597
Registration Fees	101,198	108,698	16,053
Printing Fees	91,466	142,570	3,170
Custodian Fees	78,404	138,539	32,013
Professional Fees	23,201	39,251	1,309
Insurance and Other Expenses	22,233	38,746	4,061

Total Expenses	18,163,931	26,023,989	143,399

Less: Advisory Fees Waived	—	—	(43,440)

Less: Reimbursement from Advisor	—	—	(41,019)
Less: Fees Paid Indirectly (1)	(176)	(569)	(7)

Net Expenses	18,163,755	26,023,420	58,933

Net Investment (Loss)	(8,071,920)	(6,113,136)	(35,292)

Net Realized Gain on Investments	107,872,476	256,372,616	931,635
Net Realized Loss on Foreign Currency Transactions	—	—	(3,486)

Net Realized Gain	107,872,476	256,372,616	928,149

Net Change in Unrealized Appreciation (Depreciation) on Investments	215,457,163	568,709,967	9,240
Net Change in Foreign Capital Gains Tax on Appreciated Securities	—	—	7,293
Net Change in Appreciation on Translation of Assets and Liabilities Denominated in Foreign Currencies	—	—	(47)

Net Change in Unrealized Appreciation	215,457,163	568,709,967	16,486

Net Realized and Unrealized Gain (Loss) on Investments	323,329,639	825,082,583	944,635

Net Increase in Net Assets Resulting from Operations	$315,257,719	$818,969,447	$909,343

Amounts	designated as “—” are $0.

(1) For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2021 (Unaudited)	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Operations:
Net Investment Loss	$(8,071,920)	$(1,573,837)	$(4,066,580)
Net Realized Gain on Investments	107,872,476	121,414,777	157,597,883
Net Change in Unrealized Appreciation (Depreciation) on Investments	215,457,163	544,928,511	(109,474,397)

Net Increase in Net Assets Resulting from Operations	315,257,719	664,769,451	44,056,906

Distributions:
Advisor Shares	—	(27,016,260)	(33,383,285)
Institutional Shares	—	(152,123,014)	(120,340,479)

Total Distributions	—	(179,139,274)	(153,723,764)

Capital Share Transactions:(2)
Advisor Shares:
Issued	37,581,667	16,101,753	44,551,159
Reinvestment of Distributions	—	26,633,132	32,980,012
Redeemed	(49,846,145)	(34,932,419)	(203,702,511)

Increase (Decrease) from Advisor Shares Capital Share Transactions	(12,264,478)	7,802,466	(126,171,340)

Institutional Shares:
Issued	579,351,368	539,229,576	663,258,793
Reinvestment of Distributions	—	150,535,556	118,488,694
Redeemed	(293,351,915)	(167,968,067)	(372,215,533)

Increase from Institutional Shares Capital Share Transactions	285,999,453	521,797,065	409,531,954

Net Increase in Net Assets from Capital Share Transactions	273,734,975	529,599,531	283,360,614

Total Increase in Net Assets	588,992,694	1,015,229,708	173,693,756

Net Assets:
Beginning of Period/Year	3,148,361,831	2,133,132,123	1,959,438,367

End of Period/Year	$3,737,354,525	$3,148,361,831	$2,133,132,123

(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “-” are $0.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2021 (Unaudited)	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Operations:
Net Investment Loss	$(6,113,136)	$(2,425,697)	$(703,459)
Net Realized Gain on Investments	256,372,616	265,185,725 (3)	163,143,519
Net Change in Unrealized Appreciation on Investments	568,709,967	686,401,629	308,625,517

Net Increase in Net Assets Resulting from Operations	818,969,447	949,161,657	471,065,577

Distributions:
Advisor Shares	—	(13,602,924)	(12,163,282)
Institutional Shares	—	(232,896,294)	(135,086,437)

Total Distributions	—	(246,499,218)	(147,249,719)

Capital Share Transactions:(2)
Advisor Shares:
Issued	28,012,668	14,637,600	53,396,484
Reinvestment of Distributions	—	13,256,969	11,823,466
Redeemed	(37,067,777)	(25,618,268)	(658,901,525)

Increase (Decrease) from Advisor Shares Capital Share Transactions	(9,055,109)	2,276,301	(593,681,575)

Institutional Shares:
Issued	912,066,471	709,553,989	1,930,634,787
Reinvestment of Distributions	—	184,317,053	111,402,775
Redeemed	(604,583,755)	(431,959,568)	(851,410,299)

Increase from Institutional Shares Capital Share Transactions	307,482,716	461,911,474	1,190,627,263

Net Increase in Net Assets from Capital Share Transactions	298,427,607	464,187,775	596,945,688

Total Increase in Net Assets	1,117,397,054	1,166,850,214	920,761,546

Net Assets:
Beginning of Period/Year	5,704,349,823	4,537,499,609	3,616,738,063

End of Period/Year	$6,821,746,877	$5,704,349,823	$4,537,499,609

(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)	Includes realized gain as a result of an in-kind redemptions (see Note 12 in the Notes to Financial Statements).
Amounts designated as “-” are $0.

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2021 (Unaudited)	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Operations:
Net Investment Loss	$(35,292)	$(20,062)	$(7,011)
Net Realized Gain on Investments, Foreign Capital Gain Tax on Appreciated Securities and Foreign Currency Transactions	928,149	315,309	38,120
Net Changes in Unrealized Appreciation on Investments, Translation of Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Gains Tax on Appreciated Securities	16,486	1,155,792	1,266,906

Net Increase in Net Assets Resulting from Operations	909,343	1,451,039	1,298,015

Distributions:
Advisor Shares	—	—	(35,836)
Institutional Shares(2)	—	—	(104)

Total Distributions	—	—	(35,940)

Capital Share Transactions:(3)
Advisor Shares:
Issued	1,784,663	1,182,794	1,110,961
Reinvestment of Distributions	—	—	35,836
Redeemed	(1,222,359)	(2,215,368)	(511,864)

Increase (Decrease) from Advisor Shares Capital Share Transactions	562,304	(1,032,574)	634,933

Institutional Shares:(2)
Issued	350,263	2,128,652	10,000
Reinvestment of Distributions	—	—	104
Redeemed	(22,607)	(71,087)	—

Increase from Institutional Shares Capital Share Transactions	327,656	2,057,565	10,104

Net Increase in Net Assets from Capital Share Transactions	889,960	1,024,991	645,037

Total Increase in Net Assets	1,799,303	2,476,030	1,907,112

Net Assets:
Beginning of Period/Year	8,327,305	5,851,275	3,944,163

End of Period/Year	$10,126,608	$8,327,305	$5,851,275

(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Emerging Markets Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	Institutional Shares commenced operations on December 16, 2019.
(3)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “-” are $0.

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Advisor Shares

	Period Ended June 30, 2021 (Unaudited)	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016
Net Asset Value, Beginning of Period/Year	$ 22.93	$ 19.10	$ 20.36	$ 22.83	$ 20.89	$ 17.74	$ 17.08

Income (Loss) from Operations:
Net Investment Loss(2)	(0.08)	(0.03)	(0.07)	(0.06)	(0.12)	(0.04)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.28	5.26	0.37	(0.16)	4.01	3.73	1.14

Total from Operations	2.20	5.23	0.30	(0.22)	3.89	3.69	1.08

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—	—
Net Realized Gains	—	(1.40)	(1.56)	(2.25)	(1.95)	(0.54)	(0.42)

Total Dividends and Distributions	—	(1.40)	(1.56)	(2.25)	(1.95)	(0.54)	(0.42)

Net Asset Value, End of Period/Year	$ 25.13	$ 22.93	$ 19.10	$ 20.36	$ 22.83	$ 20.89	$ 17.74

Total Return †	9.59%**	27.58%**	1.31%	1.31%	19.94%	20.92%††	6.68%††

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$492,436	$460,617	$377,853	$542,733	$647,592	$693,776	$1,118,317
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.26%*	1.27%*	1.26%	1.24%(3)	1.30%(3)	1.31%	1.40%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.26%*	1.27%*	1.26%	1.23%	1.29%	1.33%	1.41%
Ratio of Net Investment Loss to Average Net Assets	(0.68)%*	(0.37)%*	(0.39)%	(0.28)%	(0.58)%	(0.23)%	(0.36)%
Portfolio Turnover Rate	11%**	16%**	30%	30%	35%	40%	27%

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
††	Total Return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	Per share amounts calculated using average shares method.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Institutional Shares

	Period Ended June 30, 2021 (Unaudited)	Period Ended December 31, 2020(2)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period/Year	$ 23.25	$ 19.33	$ 20.54	$ 22.96	$ 20.95	$ 18.36

Income (Loss) from Operations:
Net Investment Income (Loss)(3)	(0.05)	(0.01)	(0.03)	(0.01)	(0.07)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	2.31	5.33	0.38	(0.16)	4.03	3.10

Total from Operations	2.26	5.32	0.35	(0.17)	3.96	3.13

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—
Net Realized Gains	—	(1.40)	(1.56)	(2.25)	(1.95)	(0.54)

Total Dividends and Distributions	—	(1.40)	(1.56)	(2.25)	(1.95)	(0.54)

Net Asset Value, End of Period/Year	$ 25.51	$ 23.25	$ 19.33	$ 20.54	$ 22.96	$ 20.95

Total Return †	9.72%**	27.71%**	1.55%	1.54%	20.23%	17.17%††

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$3,244,919	$2,687,745	$1,755,279	$1,416,705	$1,167,188	$710,522
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.01%*	1.02%*	1.02%	0.99%(4)	1.05%(4)	1.05%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.01%*	1.02%*	1.02%	0.98%	1.04%	1.06%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43)%*	(0.11)%*	(0.16)%	(0.05)%	(0.32)%	0.18%*
Portfolio Turnover Rate	11%**	16%**	30%	30%	35%	40%‡

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
††	Total Return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Total return for the period indicated has not been annualized.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
‡	Portfolio return is for the period indicated and has not been annualized.
(1)	Institutional Shares commenced operations on August 31, 2016.
(2)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(3)	Per share amounts calculated using average shares method.
(4)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Advisor Shares

	Period Ended June 30, 2021 (Unaudited)	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016
Net Asset Value, Beginning of Period/Year	$ 24.76	$ 21.58	$ 20.17	$ 18.88	$ 16.65	$ 14.85	$ 14.89

Income (Loss) from Operations:
Net Investment Loss(2)	(0.06)	(0.03)	(0.03)	(0.03)	(0.05)	—	—
Net Realized and Unrealized Gain on Investments	3.48	4.35	2.26	2.43	3.13	2.44	1.06

Total from Operations	3.42	4.32	2.23	2.40	3.08	2.44	1.06

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—	—
Net Realized Gains	—	(1.14)	(0.82)	(1.11)	(0.85)	(0.64)	(1.10)

Total Dividends and Distributions	—	(1.14)	(0.82)	(1.11)	(0.85)	(0.64)	(1.10)

Net Asset Value, End of Period/Year	$ 28.18	$ 24.76	$ 21.58	$ 20.17	$ 18.88	$ 16.65	$ 14.85

Total Return †	13.81%**	20.16%**	11.36%	14.15%	18.98%	16.85%	8.22%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$340,616	$307,621	$266,939	$867,332	$667,021	$609,025	$614,998
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.08%*	1.09%*	1.11%	1.12%	1.15%	1.17%	1.28%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.08%*	1.09%*	1.11%	1.12%	1.15%	1.17%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.44)%*	(0.35)%*	(0.14)%	(0.16)%	(0.26)%	0.02%	0.03%
Portfolio Turnover Rate	15%**	16%**	36%	19%	33%	33%	40%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Institutional Shares

	Period Ended June 30, 2021 (Unaudited)	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016
Net Asset Value, Beginning of Period/Year	$ 25.43	$ 22.12	$ 20.60	$ 19.21	$ 16.92	$ 15.05	$ 15.07

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	(0.02)	(0.01)	—^	0.02	—	0.05	0.04
Net Realized and Unrealized Gain on Investments	3.57	4.46	2.35	2.48	3.17	2.47	1.06

Total from Operations	3.55	4.45	2.35	2.50	3.17	2.52	1.10

Dividends and Distributions from:
Net Investment Income	—	—	(0.01)	—	(0.03)	(0.01)	(0.02)
Net Realized Gains	—	(1.14)	(0.82)	(1.11)	(0.85)	(0.64)	(1.10)

Total Dividends and Distributions	—	(1.14)	(0.83)	(1.11)	(0.88)	(0.65)	(1.12)

Net Asset Value, End of Period/Year	$ 28.98	$ 25.43	$ 22.12	$ 20.60	$ 19.21	$ 16.92	$ 15.05

Total Return †	13.96%**	20.25%**	11.70%	14.43%	19.20%	17.17%	8.45%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$6,481,131	$5,396,729	$4,270,561	$2,749,406	$1,812,490	$939,922	$390,408
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.83%*	0.84%*	0.86%	0.87%	0.90%	0.93%	1.03%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.83%*	0.84%*	0.86%	0.87%	0.90%	0.93%	1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19)%*	(0.10)%*	(0.01)%	0.10%	(0.02)%	0.33%	0.26%
Portfolio Turnover Rate	15%**	16%**	36%	19%	33%	33%	40%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^	Amount less than $0.005.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Advisor Shares

	Period Ended June 30, 2021 (Unaudited)	Period Ended December 31, 2020(3)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Ten Month Period Ended July 31, 2016(1)(2)	Year Ended September 30, 2015(1)
Net Asset Value, Beginning of Period/Year	$15.34	$12.49	$9.79	$10.15	$9.50	$8.29	$7.36	$9.79

Income from Operations:
Net Investment Loss(4)	(0.07)	(0.04)	(0.02)	(0.01)	(0.02)	—	—	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.79	2.89	2.81	(0.35)	0.81	1.25	0.93	(2.35)

Total from Operations	1.72	2.85	2.79	(0.36)	0.79	1.25	0.93	(2.42)

Dividends and Distributions from:
Net Investment Income	—	—	(0.09)	—	(0.13)	(0.04)	—	(0.01)
Net Realized Gains	—	—	—	—	(0.01)	—	—	—

Total Dividends and Distributions	—	—	(0.09)	—	(0.14)	(0.04)	—	(0.01)

Net Asset Value, End of Period/Year	$17.06	$15.34	$12.49	$9.79	$10.15	$9.50	$8.29	$7.36

Total Return †	11.21%††	22.82%††	28.62%	(3.55)%	8.25%	15.16%	12.64%††	(24.75)%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$7,057	$5,884	$5,839	$3,944	$3,931	$4,287	$3,441	$2,443
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.29%*	1.30%*	1.36%	1.50%	1.50%	1.51%	1.63%*	1.85%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.02%*	3.00%*	3.80%	3.41%	3.43%	4.04%	6.86%*	14.00%
Ratio of Net Investment Loss to Average Net Assets	(0.81)%*	(0.70)%*	(0.16)%	(0.13)%	(0.20)%	(0.01)%	(0.07)%*	(0.79)%
Portfolio Turnover Rate	21%††	11%††	32%	33%	35%	37%	66%††	104%

†

Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Portfolio turnover and total return is for the period indicated and has not been annualized.
*	Annualized.
(1)

On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle II Fund Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

(2)	Effective November 16, 2015, the Fund changed its fiscal year end to July 31st.
(3)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Emerging Markets Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(4)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period/Year

	Institutional Shares

	Period Ended June 30, 2021 (Unaudited)	Period Ended December 31, 2020(2)	Period Ended July 31, 2020(1)
Net Asset Value, Beginning of Period/Year	$ 15.35	$ 12.48	$ 10.55

Income from Operations:
Net Investment Loss(3)	(0.04)	(0.04)	—^
Net Realized and Unrealized Gain on Investments	1.78	2.91	2.04

Total from Operations	1.74	2.87	2.04

Dividends and Distributions from:
Net Investment Income	—	—	(0.11)
Net Realized Gains	—	—	—

Total Dividends and Distributions	—	—	(0.11)

Net Asset Value, End of Period/Year	$ 17.09	$ 15.35	$ 12.48

Total Return †	11.34%††	23.00%††	19.52%††

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$3,070	$2,443	$12
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.04%*	1.05%*	1.05%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	2.84%*	2.69%*	3.88%*
Ratio of Net Investment Loss to Average Net Assets	(0.54)%*	(0.64)%*	(0.01)%*
Portfolio Turnover Rate	21%††	11%††	32%††

†

Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Portfolio turnover and total return is for the period indicated and has not been annualized.
*	Annualized.
^	Amount less than $0.005.
(1)	Institutional Shares commenced operations on December 16, 2019.
(2)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Emerging Markets Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(3)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty funds. The financial statements herein are those of the Champlain Small Company Fund (the “Small Company Fund”), Champlain Mid Cap Fund (the “Mid Cap Fund”) and Champlain Emerging Markets Fund (the “Emerging Markets Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company with the exception of the Emerging Markets Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, the Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion and the Emerging Markets Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Small Company Fund, Mid Cap Fund and the Emerging Markets Fund offer Institutional Shares, which commenced operations on August 31, 2016, January 3, 2011 and December 16, 2019, respectively. The Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Emerging Markets Fund on November 16, 2015. Investor Class Shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Emerging Markets Fund’s financial highlights.

Effective November 16, 2015, the Emerging Markets Fund changed its fiscal year end to July 31.

Effective August 19, 2020, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund changed their fiscal year end to December 31.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2021

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies that applies the accounting and reporting guidance issues in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2021, there were no securities valued in accordance with the Fair Value Procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2021

event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), the investment adviser of the Fund, becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor when the fair value trigger is met. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JUNE 30, 2021

•

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the six months ended June 30, 2021, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended June 30, 2021, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period ended June 30, 2021, the Funds did not incur any interest or penalties.

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Security Transactions and Investment Income — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and change in unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees — The Emerging Markets Fund imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed fewer than 30 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Emerging Markets Fund did not incur any fees at the six months ended June 30, 2021 and the period ended December 31, 2020.

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3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended June 30, 2021, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund were charged $1,073,571, $1,893,258, and $2,971 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended June 30, 2021, the Small Company Fund, Mid Cap Fund and the Emerging Markets Fund earned credits of $176, $569, and $7, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. Brown Brothers Harriman & Co. acts as Custodian for the Emerging Markets Fund. Prior to March 15, 2021, MUFG Union Bank, N.A. acted as Custodian for the Emerging Markets Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

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5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million
Emerging Markets Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million*

*	Prior to November 27, 2019, the management fee for the Emerging Markets Fund was 1.00% on the first $250 million in assets and 0.85% on assets over $250 million.

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, Emerging Markets Fund – Advisor Shares and Emerging Markets Fund – Institutional Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95%, 1.30% and 1.05% of the Funds’ respective average daily net assets through April 30, 2022. Prior to November 27, 2019, the expense cap for the Emerging Markets Fund’s Advisor Shares was 1.50% and 1.25% (Institutional Shares commenced operations December 16, 2019). To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

At June 30, 2021, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until June 30:	Emerging Market Fund
07/01/18 – 06/30/19	2022	$72,523
07/01/19 – 06/30/20	2023	97,727
07/01/20 – 06/30/21	2024	150,204

		$320,454

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JUNE 30, 2021

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Period Ended June 30, 2021 (Unaudited)	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Advisor Shares
Issued	1,560,977	771,116	2,471,000
Reinvestment of Distributions	—	1,191,639	1,687,820
Redeemed	(2,050,606)	(1,658,333)	(11,030,681)

Net Advisor Shares Capital Share Transactions	(489,629)	304,422	(6,871,861)

Institutional Shares
Issued	23,391,614	25,991,456	36,938,000
Reinvestment of Distributions	—	6,640,298	5,999,428
Redeemed	(11,787,343)	(7,841,089)	(21,106,129)

Net Institutional Shares Capital Share Transactions	11,604,271	24,790,665	21,831,299

Net Increase in Shares Outstanding	11,114,642	25,095,087	14,959,438

Champlain Mid Cap Fund	Period Ended June 30, 2021 (Unaudited)	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Advisor Shares
Issued	1,064,117	622,590	2,766,757
Reinvestment of Distributions	—	547,809	591,174
Redeemed	(1,403,771)	(1,112,570)	(33,995,619)

Net Advisor Shares Capital Share Transactions	(339,654)	57,829	(30,637,688)

Institutional Shares
Issued	33,821,301	29,964,185	98,071,976
Reinvestment of Distributions	—	7,417,185	5,442,160
Redeemed	(22,434,853)	(18,217,503)	(43,873,212)

Net Institutional Shares Capital Share Transactions	11,386,448	19,163,867	59,640,924

Net Increase in Shares Outstanding	11,046,794	19,221,696	29,003,236

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Champlain Emerging Markets Fund	Period Ended June 30, 2021 (Unaudited)	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Advisor Shares
Issued	110,436	85,492	112,056
Reinvestment of Distributions	—	—	3,368
Redeemed	(80,280)	(169,551)	(50,812)

Net Advisor Shares Capital Share Transactions	30,156	(84,059)	64,612

Institutional Shares(2)
Issued	21,853	163,036	948
Reinvestment of Distributions	—	—	10
Redeemed	(1,350)	(4,817)	—

Net Institutional Shares Capital Share Transactions	20,503	158,219	958

Net Increase in Shares Outstanding	50,659	74,160	65,570

(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Institutional Shares commenced operations on December 16, 2019.

7. INVESTMENT TRANSACTIONS:

For the period ended June 30, 2021, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Small Company Fund	$793,250,299	$345,963,694
Mid Cap Fund	1,474,868,627	894,503,430
Emerging Markets Fund	3,182,722	1,914,681

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these

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differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the period ended December 31, 2020, and fiscal years ended July 31, 2020 and July 31, 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Small Company Fund
2020(1)	$33,738,834	$145,400,440	$179,139,274
2020	6,326,850	147,396,914	153,723,764
2019	25,854,000	148,747,661	174,601,661

Mid Cap Fund
2020(1)	137,792,050	108,707,168	246,499,218
2020	30,237,620	117,012,099	147,249,719
2019	40,388,302	118,631,695	159,019,997

Emerging Markets Fund
2020(1)	—	—	—
2020	35,940	—	35,940
2019	—	—	—

(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund changed their fiscal year end to December 31 (see Note 1 in the Notes to Financials).

For tax purposes, short term gains are considered ordinary income.

As of December 31, 2020, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
Undistributed Ordinary Income	$10,428,070	$50,805,853	$—
Undistributed Long-Term Capital Gain	17,367,064	58,185,108	—
Capital loss carryforward	—	—	(22,834)
Unrealized Appreciation	809,120,376	1,696,830,265	3,145,121
Other Temporary Differences	4	(2)	3

Total Distributable Earnings	$836,915,514	$1,805,821,224	$3,122,290

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2020 through December 31, 2020, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. As of December 31, 2020, the Funds had no such deferrals.

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The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Emerging Markets Fund	$22,834	$—	$22,834

During the period ended December 31, 2020, Emerging Markets Fund utilized $308,209 in capital loss carryforwards to offset capital gains.

For Federal income tax purposes, the cost of securities owned at June 30, 2021 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at June 30, 2021 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Small Company Fund	$2,702,252,600	$1,069,068,489	$(32,838,894)	$1,036,229,595
Mid Cap Fund	4,567,501,353	2,295,255,155	(24,757,288)	2,270,497,867
Emerging Markets Fund	6,843,506	3,412,927	(171,971)	3,240,956

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Funds involves risk, and there is no guarantee that the Funds will achieve their investment goals. You could lose money on your investment in a Fund, just as you could with other investments. As described in each Fund’s Prospectus, the Funds are subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objective:

MARKET RISK (Each Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

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ACTIVE MANAGEMENT RISK (Each Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK (Each Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK (Small Company Fund and Emerging Markets Fund) – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK (Mid Cap Fund and Emerging Markets Fund) – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

LARGE-CAPITALIZATION COMPANY RISK (Emerging Markets Fund) – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

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FOREIGN COMPANY RISK (Emerging Markets Fund) – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS RISK (Emerging Markets Fund) – Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have fewer government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than do more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

As a consequence, issuers in emerging market countries may be susceptible to increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies. Changes in the price of oil have a direct and significant effect on the economies of Gulf countries such as Bahrain, Kuwait, Oman, Qatar, and the UAE, i.e., if the price of oil increases, these countries benefit, and if the price of oil declines, these countries would be adversely affected.

FOREIGN CURRENCY RISK (Emerging Markets Fund) – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of

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an investment in the Fund would be adversely affected. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

EXCHANGE-TRADED FUNDS RISK (Emerging Markets Fund) – ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges. To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such ETFs. As a shareholder of an ETF, the Fund relies on that ETF to achieve its investment objective. If the ETF fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in an ETF, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets.

Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises. Inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the inverse of the performance of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile.

NON-DIVERSIFIED FUND RISK (Emerging Markets Fund) – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK (Emerging Markets Fund) – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

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10. OTHER:

At June 30, 2021, 87% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 80% of the total shares outstanding of the Small Company Fund Institutional Shares were held by five shareholders; 58% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 55% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by four shareholders; 75% of the total shares outstanding of the Emerging Markets Fund Advisor Shares were held by two shareholders and 99% of the total shares outstanding of the Emerging Markets Fund Institutional Shares was held by one shareholder.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. LINE OF CREDIT:

The Small Company Fund and Mid Cap Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Small Company Fund participates in a $100 million uncommitted, senior secured line of credit and the Mid Cap Fund participates in a $185 million uncommitted, senior secured lines of credit which have expiration dates of February 10, 2022. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. During the six months ended June 30, 2021, there were no borrowings outstanding.

12. IN-KIND TRANSFERS OF SECURITIES:

During the period ended December 31, 2020, an investor redeemed shares of beneficial interest from the Mid Cap Fund in exchange for securities. These securities were transferred at their fair value on the date of such transactions.

	Shares Redeemed	Value	Cash	Total Assets	Gain
12/11/2020	(71,115)	$ (6,692,459)	$ (599,924)	$ (7,292,383)	$ 59,601

13. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of June 30, 2021.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2021 to June 30, 2021.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Annualized Expense Ratios	Expenses Paid During Period *
Small Company Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,095.90	1.26%	$6.55
Institutional Shares	1,000.00	1,097.20	1.01	5.25
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,018.55	1.26%	$6.31
Institutional Shares	1,000.00	1,019.79	1.01	5.06
Mid Cap Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,138.10	1.08%	$5.73
Institutional Shares	1,000.00	1,139.60	0.83	4.40
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,019.44	1.08%	$5.41
Institutional Shares	1,000.00	1,020.68	0.83	4.16
Emerging Markets Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,112.10	1.29%	$6.76
Institutional Shares	1,000.00	1,113.40	1.04	5.45
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,018.40	1.29%	$6.46
Institutional Shares	1,000.00	1,019.64	1.04	5.21

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period shown).

64	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-1700

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 8, 2021

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: September 8, 2021